MANAGED PORTFOLIO SERIES

Great Lakes Disciplined Equity Fund
(the “Fund”)

Supplement dated March 7, 2014 to:

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2013

Effective April 1, 2014, Managed Portfolio Series, on behalf of the Fund, and Great Lakes Advisors, LLC (the”Adviser”) have entered into a new Operating Expense Limitation Agreement.  Accordingly, the Fees and Expenses table and Expense Example disclosure for the Fund is replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution (12b-1) Fee	0.25%	0.00%
Other Expenses(1)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.49%	1.24%
Expense (Reimbursement)/Recoupment (2)	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment(2)	1.10%	0.85%
(1)	The Annual Fund Operating Expenses shown above have been restated to reflect the estimated expenses for the Fund’s current fiscal year.
(2)
The Adviser has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Investor Class and 0.85% of the average daily net assets of the Institutional Class.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through July 31, 2015.

Additionally, beginning on page 30 of the Prospectus and page 32 of the SAI, the “Fund Expenses” disclosure for the Fund is replaced in its entirety with the following:

Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an Operating Expense Limitation Agreement between the Adviser and the Funds, the Adviser has agreed to reimburse each Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed the percentage of the average daily net assets of each share class asset forth in the table below.  The Operating Expense Limitation Agreement will be in effect and cannot be terminated through July 31, 2015.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.

	Expense Limitation
Fund	Investor Class	Institutional Class
Bond Fund	0.90%	0.65%
Disciplined Equity Fund	1.10%	0.85%
Large Cap Value Fund	1.10%	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 855-278-2020.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.